Exhibit 10.1

AMENDMENT NO. 1

TO

MARKETING AND SUPPORT SERVICES AGREEMENT

THIS AMENDMENT NO. 1 TO THE MARKETING AND SUPPORT SERVICES AGREEMENT (“Amendment No. 1”), dated as of June 28, 2002, is made by and between Nationwide Financial Services, Inc., a Delaware corporation (“NFS”) and Gartmore Global Investments, Inc., a Delaware corporation (“GGI”).

WHEREAS, NFS and GGI have entered into a Marketing and Support Services Agreement dated as of June 28, 2002 (the “Support Services Agreement”), outlining the terms and conditions of their strategic alliance, a copy of which is attached hereto; and

WHEREAS, NFS and GGI desire to amend the Support Services Agreement to clarify that such Agreement does not, nor was it ever intended to, apply to the Nationwide Savings Plan, which is not a NFS managed investment product platform.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and intending to be legally bound, NFS and GGI hereby agree as follows:

SECTION 1. Amendment. Schedule B of the Support Services Agreement is hereby amended and restated in its entirety in the form attached hereto to exclude any reference to the Nationwide Savings Plan.

SECTION 2. General.

(a) Effective Date. This Amendment No. 1 shall be effective as of June 28, 2002.

(b) Multiple Originals. This Amendment No. 1 may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

(c) Definitions of Certain Terms. Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined shall have the meaning given them in the Support Services Agreement.

(d) Remainder of the Support Services Agreement to Remain in Full Force. Except as expressly amended hereby, the provisions of the Support Services Agreement are and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 on the dates set forth below.

GARTMORE GLOBAL INVESTMENTS, INC.

Date:	By:
	Name:	Thomas M. Sipp
	Title:	Vice President, Chief Financial Officer

NATIONWIDE FINANCIAL SERVICES, INC.

Date:	By:
	Name:	Mark R. Thresher
	Title:	Senior Vice President-Chief Financial Officer

2